Debt and Banking Arrangements	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt and Banking Arrangements
Debt and Banking Arrangements
The following table presents a summary of our debt as of the dates indicated below.

	December 31,
	2015 (a)	2014 (a)
	(Millions)
5.250% Senior Notes due 2017	$355	$400
7.500% Senior Notes due 2020	500	—
6.000% Senior Notes due 2022	1,100	1,100
8.250% Senior Notes due 2023	500	—
5.250% Senior Notes due 2024	500	500
Credit facility agreement	265	280
Other	1	1
Total debt	$3,221	$2,281
Less: Current portion of long-term debt	1	1
Total long-term debt	$3,220	$2,280
Less: Debt issuance costs	$31	$20
Total long-term debt, net(b)	$3,189	$2,260
__________

(a)	Interest paid on debt totaled $120 million and $97 million for 2015 and 2014, respectively.

(b)	Debt issuance costs related to our Credit Facility are recorded in other noncurrent assets on the Consolidated Balance Sheets.
Subsequent to December 31, 2015, we have borrowed an additional $110 million on our revolving credit facility. Also subsequent to December 31, 2015 and through February 25, 2016, we have repurchased $51 million of long-term notes due in 2017. See Note 16 for information regarding 2016 amendments to and amounts outstanding under our Credit Facility and the tendering of the outstanding Senior Notes due in 2017 subsequent to February 25, 2016.

Senior Notes
On July 22, 2015, we completed our debt offering of (a) $500 million aggregate principal amount of 7.500% senior unsecured notes due 2020 (the “2020 Notes”) and (b) $500 million aggregate principal amount of 8.250% senior unsecured notes due 2023 (the “2023 Notes”).
The notes are the Company’s senior unsecured obligations ranking equally with the Company’s other existing and future senior unsecured indebtedness. Interest is payable on the notes semiannually in arrears on February 1 and August 1 of each year commencing on February 1, 2016. The 2020 Notes will mature on August 1, 2020. The 2023 Notes will mature on August 1, 2023. The indenture contains covenants that, among other things, restrict the Company’s ability to grant liens on its assets and merge, consolidate or transfer or lease all or substantially all of its assets, subject to certain qualifications and exceptions. The net proceeds from the offering of the 2020 and 2023 Notes was approximately $494 million for each note after deducting the initial purchasers’ discounts and our offering expenses. The proceeds were used to repay borrowings under our Credit Facility.
In September 2014, we issued $500 million aggregate principal amount of 5.250% Senior Notes due 2024 (“the 2024 Notes”) pursuant to our automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission. The 2024 Notes were issued under an indenture, as supplemented by a supplemental indenture, each between us and The Bank of New York Mellon Trust Company, N.A., as trustee. The net proceeds from the offering of the 2024 Notes were approximately $494 million after deducting the initial purchasers’ discounts and our offering expenses. The proceeds were used to repay borrowings under our Credit Facility.
In November 2011, we issued $400 million aggregate principal amount of 5.250% Senior Notes due 2017 (the “2017 Notes”) and $1.1 billion aggregate principal amount of 6.000% Senior Notes due 2022 (the “2022 Notes”) pursuant to a private offering, and in June 2012 we exchanged these notes for registered 2017 Notes and 2022 Notes. The 2017 Notes and 2022 Notes were issued under an indenture between us and The Bank of New York Mellon Trust Company, N.A., as trustee.
The terms of the indentures governing our notes are substantially identical.
Optional Redemption. We have the option prior to maturity for the 2017 Notes, prior to July 1, 2020 for the 2020 Notes, prior to October 15, 2021 for the 2022 Notes, prior to June 1, 2023 for the 2023 Notes and prior to June 15, 2024 for the 2024 Notes to redeem some or all of such notes at a specified “make whole” premium as described in the indenture(s) governing the notes to be redeemed. We also have the option at any time or from time to time on or after July 1, 2020 to redeem the 2020 Notes, or on or after October 15, 2021 to redeem the 2022 Notes, or on or after June 1, 2023 to redeem the 2023 Notes and or on or after June 15, 2024, to redeem the 2024 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date as more fully described in the indenture.
During 2015, we repurchased approximately $45 million of the 2017 Notes. The Company's next debt maturity does not occur until 2020.
Change of Control. If we experience a change of control (as defined in the indentures governing the notes) accompanied by a specified rating decline, we must offer to repurchase the notes of such series at 101% of their principal amount, plus accrued and unpaid interest.
Covenants. The terms of the indentures governing our notes restrict our ability and the ability of our subsidiaries to incur additional indebtedness secured by liens and to effect a consolidation, merger or sale of substantially all our assets. The indentures also require us to file with the trustee and the SEC certain documents and reports within certain time limits set forth in the indentures. However, these limitations and requirements are subject to a number of important qualifications and exceptions. The indentures do not require the maintenance of any financial ratios or specified levels of net worth or liquidity.
Events of Default. Each of the following is an “Event of Default” under the indentures with respect to the notes of any series:
(1) a default in the payment of interest on the notes when due that continues for 30 days;
(2) a default in the payment of the principal of or any premium, if any, on the notes when due at their stated maturity, upon redemption, or otherwise;
(3) failure by us to duly observe or perform any other of the covenants or agreements (other than those described in clause (1) or (2) above) in the indenture, which failure continues for a period of 60 days, or, in the case of the reporting covenant under the indenture, which failure continues for a period of 90 days, after the date on which written notice of such failure has been given to us by the trustee; provided, however, that if such failure is not capable of cure within such 60-day or 90-day period, as the case may be, such 60-day or 90-day period, as the case may be, will be automatically extended by an additional 60 days so long as (i) such failure is subject to cure and (ii) we are using commercially reasonable efforts to cure such failure; and
(4) certain events of bankruptcy, insolvency or reorganization described in the indenture.
Credit Facility Agreement
Including the impact of amendments in July 2015, we have a $1.75 billion five-year senior unsecured revolving credit facility agreement with Wells Fargo Bank, National Association, as Administrative Agent, Lender and Swingline Lender and the other lenders party thereto (the “Credit Facility”). The Credit Facility matures on October 28, 2019. The financial covenants in the Credit Facility may limit our ability to borrow money, depending on the applicable financial metrics at any given time. As of December 31, 2015, the weighted average variable interest rate was 2.20% on the $265 million outstanding under the Credit Facility Agreement.
On July 16, 2015, the Company amended its senior unsecured revolving Credit Facility to, among other things (a) modify the financial covenants in a manner favorable to the Company in respect of (i) the ratio of PV to Consolidated Indebtedness and (ii) the ratio of Consolidated Net Indebtedness to Consolidated EBITDAX and (b) add a financial covenant requiring a minimum ratio of Consolidated EBITDAX to Consolidated Interest Charges (each capitalized term used herein but not defined is defined in the Company’s revolving Credit Facility, as amended).
Under the amended revolving Credit Facility, if the Company’s Corporate Rating is (a) BB- or worse by S&P and Ba3 or worse by Moody’s or (b) B+ or worse by S&P or B1 or worse by Moody’s, the Company will be required to maintain a ratio of net present value of projected future cash flows from proved reserves, calculated in accordance with the terms of the Credit Facility, to Consolidated Indebtedness of at least 1.10 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2016 and at least 1.50 to 1.00 thereafter unless and until (i) the Company’s Corporate Rating is (A) BBB- or better with S&P (without negative outlook or negative watch) or (B) Baa3 or better by Moody’s (without negative outlook or negative watch) and (ii) the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s. As of December 31, 2015, our credit rating with S&P was BB, positive outlook and our credit rating with Moody's is Ba1, negative outlook. Subsequent to December 31, 2015, our credit ratings were downgraded to BB-, negative outlook and B2, negative outlook with S&P and Moody's, respectively.
In addition, the Company is required to maintain a ratio of Consolidated Net Indebtedness to Consolidated EBITDAX of not greater than 4.50 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2016 and 4.00 to 1.00 thereafter, unless at such time the Company’s Corporate Ratings are equal to, or better than, Baa3 or BBB- by at least one of S&P and Moody’s and not less than BB+ or Ba1 by the other such agency. Furthermore, the ratio of Consolidated Indebtedness to Consolidated Total Capitalization is not permitted to be greater than 60 percent and the Company may not permit the ratio of Consolidated EBITDAX to Consolidated Interest Charges to be less than 2.5 to 1.00 for the life of the agreement.
As of December 31, 2015, we were in compliance with our financial covenants and had full access to the Credit Facility.
Interest on borrowings under the Credit Facility Agreement are payable at rates per annum equal to, at our option: (1) a fluctuating base rate equal to the Alternate Base Rate plus the Applicable Rate, or (2) a periodic fixed rate equal to LIBOR plus the Applicable Rate. The Alternate Base Rate will be the highest of (i) the federal funds rate plus 0.5%, (ii) The Wells Fargo Bank, National Association, publicly announced prime rate, and (iii) one-month LIBOR plus 1.0%. The Applicable Rate is defined in the Credit Facility Agreement and is determined by which interest rate we select and the ratings of our long-term unsecured debt. At December 31, 2015, the Applicable Rate was 1.875% on our LIBOR loans and 0.875% on our alternate base rate loans. Additionally, we will be required to pay a commitment fee, based on the ratings of our long-term unsecured debt, on the unused portion of the commitments under the Credit Facility Agreement. At December 31, 2015, the commitment fee rate was 0.30%.
The Credit Facility Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the Credit Facility Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The covenants limit, among other things, the ability of our subsidiaries to incur indebtedness; our and our subsidiaries' ability to grant certain liens, materially change the nature of our or their business, make investments, guarantees, loans or advances in non-subsidiaries or enter into certain hedging agreements; the ability of our material subsidiaries to enter into certain restrictive agreements; our and our material subsidiaries' ability to enter into certain affiliate transactions; and our ability to merge or consolidate with any person or sell all or substantially all of our assets to any person. We and our subsidiaries are also prohibited from using the proceeds under the Credit Facility in violation of Sanctions (as defined in the Credit Facility). In addition, the representations, warranties and covenants contained in the Credit Facility Agreement may be subject to certain exceptions and/or standards of materiality applicable to the contracting parties that differ from those applicable to investors.
The Credit Facility Agreement includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments and a change of control. If an event of default with respect to us occurs under the Credit Facility Agreement, the lenders will be able to terminate the commitments and accelerate the maturity of any loans outstanding under the Credit Facility Agreement at the time, in addition to the exercise of other rights and remedies available.
Letters of Credit
WPX has also entered into three bilateral, uncommitted letter of credit (“LC”) agreements most of which expire throughout 2016. These LC agreements provide WPX the ability to meet various contractual requirements and incorporate terms similar to those found in the Credit Facility Agreement. At December 31, 2015, a total of $233 million in letters of credit have been issued, a majority of which support interstate pipeline contracts. If these letter of credit agreements are not renewed, we may issue letters of credit under our Credit Facility.